                                             Company Registration Number 3134838



                           NETWORK SOLUTIONS LIMITED

                             FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED 31st JANUARY 1999



                                 ASHFORD READ
                   Chartered Accountants & Registered Auditors
                               40 Alexandra Road
                                   Freemantle
                                  Southampton
                                   Hampshire
                                    SO15 5DG

NETWORK SOLUTIONS LIMITED

FINANCIAL STATEMENTS

YEAR ENDED 31st JANUARY 1999



CONTENTS                                                                PAGES
Officers and professional advisers                                      1

The directors' report                                                   2 to 3

Auditors' report to the shareholders                                    4

Profit and loss account                                                 5

Balance sheet                                                           6

Notes to the financial statements                                       7 to 14


THE FOLLOWING PAGES DO NOT FORM PART OF THE STATUTORY FINANCIAL STATEMENTS

Detailed profit and loss account                                        16

Notes to the detailed profit and loss account                           17 to 18


NETWORK SOLUTIONS LIMITED

OFFICERS AND PROFESSIONAL ADVISERS

THE BOARD OF DIRECTORS                 Mr A.P. Cowler
                                       Mr W. Bridgen
                                       Mr S.P. Sutton

COMPANY SECRETARY                      Mr A.P. Cowler

REGISTERED OFFICE                      104 Mytchett Road
                                       Mytchett
                                       Camberley
                                       Surrey
                                       GU16 6ET

AUDITORS                               Ashford Read
                                       Chartered Accountants
                                       & Registered Auditors
                                       40 Alexandra Road
                                       Freemantle
                                       Southampton
                                       Hampshire
                                       SO15 5DG

BANKERS                                Barclays Bank Plc
                                       Soho Square Business Centre
                                       8-9 Hanover Square
                                       London
                                       W1A 4ZW

SOLICITORS                             Gurney-Champion & Co
                                       12 Edinburgh Road
                                       Portsmouth
                                       Hampshire
                                       PO1 1DJ

NETWORK SOLUTIONS LIMITED

THE DIRECTORS' REPORT

YEAR ENDED 31st JANUARY 1999

The directors present their report and the financial statements of the company for the year ended 31st January 1999.

PRINCIPAL ACTIVITIES

The principal activity of the company during the year was computer network installations.

THE DIRECTORS AND THEIR INTERESTS IN SHARES OF THE COMPANY

The directors who served the company during the year were as follows:

           Mr A.P. Cowler
           Mr W. Bridgen
           Mr S.P. Sutton
           Mr J.C. Beckett             (Appointed 2 Jun 98)
           Mr I.C. Cocks               (Retired 2 Jun 98)

The company is a wholly owned subsidiary and the interests of group directors are disclosed in the accounts of the parent company.

Mr J. C. Beckett resigned as a director of Network Solutions Group Limited, Network Solutions Limited and Network Solutions (Northern) Limited on 9th July 1999.

YEAR 2000 ISSUES

The directors have considered the risks and uncertainties associated with the year 2000 problem. During the year the company has taken steps to ensure that its internal computer systems are millennium compliant.

The directors have also assessed the possibility of year 2000 related failures in significant suppliers, all of whom have indicated that they are already dealing with the problem. Whilst it is impossible to guarantee that no year 2000 problems will remain, the directors are confident that the company will be able to deal promptly with any failures that may occur.

DIRECTORS' RESPONSIBILITIES

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company at the end of the year and of the profit or loss for the year then ended.

In preparing those financial statements, the directors are required to select suitable accounting policies, as described on page 7, and then apply them on a consistent basis, making judgements and estimates that are prudent and reasonable. The directors must also prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

NETWORK SOLUTIONS LIMITED

YEAR ENDED 31st JANUARY 1999

DIRECTORS' RESPONSIBILITIES (CONTINUED)

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. The directors are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

AUDITORS

A resolution to re-appoint Ashford Read as auditors for the ensuing year will be proposed at the annual general meeting in accordance with section 385 of the Companies Act 1985.

SMALL COMPANY PROVISIONS

This report has been prepared in accordance with the special provisions for small companies under Part VII of the Companies Act 1985.

Registered Office:                     Signed by order of the directors
104 Mytchett Road
Mytchett
Camberley
Surrey
GU16 6ET                               /s/ A.P. Cowler
                                       MR A.P. COWLER
                                       Company Secretary

Approved by the directors on 12 AUGUST 1999

NETWORK SOLUTIONS LIMITED

AUDITORS' REPORT TO THE SHAREHOLDERS

YEAR ENDED 31st JANUARY 1999

We have audited the financial statements on pages 5 to 14 which have been prepared in accordance with the Financial Reporting Standard for Smaller Entities (effective March 1999), under the historical cost convention and the accounting policies set out on page 7.

RESPECTIVE RESPONSIBILITIES OF THE DIRECTORS AND THE AUDITORS

As described on pages 2 to 3, the company's directors are responsible for the preparation of the financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

BASIS OF OPINION

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

ADDITIONAL INFORMATION

Section 263 of the Companies Act 1989 states that a distribution shall not be made except out of profits available for the purpose. The dividends of L35,600 include dividends that were paid at a time when the company had net realised losses and as a consequence they may have been paid illegally. If so, under s277 of the Companies Act 1989 any member who knew, or had reasonable grounds for believing that the dividend was illegal is liable to repay the amount they received to the company.

Our opinion on the financial statements is not qualified in respect of this matter.

OPINION

In our opinion the financial statements give a true and fair view of the company's state of affairs as at 31st January 1999 and of its loss for the year then ended, and have been properly prepared in accordance with the Companies Act 1985.



40 Alexandra Road                      /s/ Ashford Read
Freemantle                             Chartered Accountants
Southampton                            & Registered Auditors
Hampshire
SO15 5DG

12 Aug. 1999

NETWORK SOLUTIONS LIMITED

PROFIT AND LOSS ACCOUNT

YEAR ENDED 31st JANUARY 1999



                                                               Period from
                                          Year to              1 Jan 97 to
                            Note         31 Jan 99              31 Jan 98
                                         L        L             L        L
TURNOVER                                      1,031,326                884,623

Cost of sales                                  (863,187)              (685,432)
                                               ---------              ---------
GROSS PROFIT                                    168,139                199,191

Distribution costs                              (63,526)               (38,640)
Administrative expenses                        (213,724)              (156,187)
                                               ---------              ---------
OPERATING (LOSS)/PROFIT       3                (109,111)                 4,364

Interest receivable           4                      17                      -
Interest payable and                             (7,951)                (2,764)
  similar charges                              ---------              ---------

(LOSS)/PROFIT ON ORDINARY                      (117,045)                 1,600
  ACTIVITIES BEFORE
  TAXATION

Tax on (loss)/profit on       5                  (20,770)                (1,759)
  ordinary activies

                                               ---------              ---------
LOSS ON ORDINARY                               (137,815)                  (159)
  ACTIVITIES AFTER
  TAXATION

Dividends (including non-     6                 (35,600)               (42,000)
  equity)                                      ---------              ---------


LOSS FOR THE FINANCIAL YEAR                    (173,415)               (42,159)

Balance brought forward                         (39,450)                 2,709
                                               ---------              ---------
Balance carried forward                        (212,865)               (39,450)
                                               ---------              ---------
                                               ---------              ---------


     The notes on pages 7 to 14 form part of these financial statements.

NETWORK SOLUTIONS LIMITED

BALANCE SHEET

31st JANUARY 1999


                                          Note          1999                    1998
                                                      L          L            L           L
FIXED ASSETS
Tangible assets                           7                     29,056                  26,003

CURRENT ASSETS
Stocks                                    8         47,609                  22,764
Debtors                                   9        321,964                 159,094
Cash at bank and in hand                            33,409                  23,078
                                                   -------                 -------
                                                   402,982                 204,936
CREDITORS: Amounts falling due
within one year                           10      (643,116)               (258,602)
                                                   -------                 -------
NET CURRENT LIABILITIES                                       (240,134)                (53,666)
                                                               -------                  ------
TOTAL ASSETS LESS CURRENT LIABILITIES                         (211,078)                (27,633)

CREDITORS: Amounts falling due
after more than one year                  11                    (1,667)                (11,667)
                                                               -------                  ------
                                                              (212,745)                (39,330)
                                                               -------                  ------


CAPITAL AND RESERVES
Called-up equity share capital            16                       120                     120
Profit and loss account                   17                  (212,865)                (39,450)
                                                               -------                  ------
DEFICIENCY                                                    (212,745)                (39,330)
                                                               -------                  ------
                                                               -------                  ------

These financial statements have been prepared in accordance with the special provisions for small companies under Part VII of the Companies Act 1985 and with the Financial Reporting Standard for Smaller Entities (effective March
1999).

These financial statements were approved by the directors on the 12 AUGUST 1999 and are signed on their behalf by:

/s/ A.P. COWLER
--------------
MR A.P. COWLER

     The notes on pages 7 to 14 form part of these financial statements.

NETWORK SOLUTIONS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31st JANUARY 1999

1.   ACCOUNTING POLICIES

     BASIS OF ACCOUNTING
     The financial statements have been prepared under the historical cost convention, and in accordance with the Financial Reporting Standard for Smaller Entities (effective March 1999).

     TURNOVER
     The turnover shown in the profit and loss account represents amounts invoiced during the year, exclusive of Value Added Tax.

     DEPRECIATION
     Depreciation is calculated so as to write off the cost of an asset, less its estimated residual value, over the useful economic life of that asset as follows:

     Fixtures & Fittings        -  15% reducing balance basis
     Office Equipment           -  33% reducing balance basis

     STOCKS
     Stocks are valued at the lower of cost and net realisable value, after making due allowance for obsolete and slow moving items.

     WORK IN PROGRESS
     Work in progress is valued on the basis of direct costs plus attributable overheads based on normal level of activity. Provision is made for any foreseeable losses where appropriate. No element of profit is included in the valuation of work in progress.

     OPERATING LEASE AGREEMENTS
     Rentals applicable to operating leases where substantially all of the benefits and risks of ownership remain with the lessor are charged against profits as incurred.

     DEFERRED TAXATION
     Provision is made, under the liability method, to take account of timing differences between the treatment of certain items for accounts purposes and their treatment for tax purposes. Tax deferred or accelerated is accounted for in respect of all material timing differences to the extent that it is considered that a net liability may arise.

NETWORK SOLUTIONS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31st JANUARY 1999

2.   GOING CONCERN

     At the balance sheet date the company's liabilities exceeded its assets by L212,745. The day to day operation of the company is dependent upon support from its directors, associated companies, bankers and trade creditors. The support of the directors and associated companies has been confirmed for the foreseeable future. Subsequent to the year end the company has arranged increased banking facilities and has taken significant measures to ensure improved management control and trading performance. These steps, together with the assumed continued support of the trade creditors, provide the directors with the opinion that it is appropriate to prepare the financial statements on the going concern basis.

3.   OPERATING LOSS/PROFIT

     Operating (loss)/profit is stated after charging/(crediting):

                                                                        Period from
                                                 Year to                1 Jan 97 to
                                               31 Jan 99                  31 Jan 98
                                                     L                         L

     Directors' emoluments                         23,807                    28,688
     Depreciation                                  12,769                     4,589
     (Profit)/Loss on disposal of fixed assets       (753)                      298
     Auditors' fees                                 1,500                     1,500
                                                   ------                    ------

4.   INTEREST RECEIVABLE

                                                                        Period from
                                                 Year to                1 Jan 97 to
                                               31 Jan 99                  31 Jan 98
                                                     L                         L
     Bank interest receivable                         17                          -
                                                   ------                    ------


NETWORK SOLUTIONS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31st JANUARY 1999


5.   TAX ON LOSS/PROFIT ON ORDINARY ACTIVITIES

                                                                                Period from
                                                  Year to                       1 Jan 97 to
                                                 31 Jan 99                       31 Jan 98
                                                     L                                L

   In respect of the year:

     Corporation tax based on the results
     for the year at 21% (1998 - 24/21%)                -                           1,759
     Irrecoverable A.C.T. written off              22,304                               -
                                                 --------                          ------
                                                   22,304                           1,759


     Adjustment in respect of previous years:

     Corporation tax                               (1,534)                              -
                                                 --------                          ------
                                                   20,770                           1,759
                                                 --------                          ------
                                                 --------                          ------



6.   DIVIDENDS

     The following dividends have been paid in respect of the year:

                                                                                  Period from
                                                   Year to                        1 Jan 97 to
                                                  31 Jan 99                        31 Jan 98
                                                      L                                 L

     Dividends paid on non-equity shares           35,600                          42,000
                                                  -------                          ------
                                                  -------                          ------

     Dividends paid are in respect of the Ordinary "A" Shares. These share are non-equity shares.

     Interim dividends of L35,600 (1998-L42,000) paid to holders of the Ordinary "A" shares were in excess of distributable reserves contrary to
     Section 263 of the Companies Act 1989.

     Section 263 of the Companies Act 1989 states that a distribution shall not be made except out of profits available for the purpose. The dividends of L35,600 include dividends that were paid at a time when the company had net realised losses and as a consequence they may have been paid illegally. If so, under Section 277 of the Companies Act 1989 any member who knew, or had reasonable grounds for believing that the dividend was illegal is liable to repay the amount they received to the company.

NETWORK SOLUTIONS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31st JANUARY 1999

7.   TANGIBLE FIXED ASSETS

                                      Fixtures &
                                       Fittings                Equipment                Total
                                          L                        L                       L
     COST
     At 1st February 1998                5,366                  26,238                  31,604
     Additions                           1,180                  18,909                  20,089
     Disposals                               -                  (5,020)                 (5,020)
                                        ------                 -------                  ------
     At 31st January 1999                6,546                  40,127                  46,673
                                        ------                 -------                  ------
                                        ------                 -------                  ------

     DEPRECIATION
     At 1st February 1998                  805                   4,796                   5,601
     Charge for the year                   861                  11,908                  12,769
     On disposals                            -                    (753)                   (753)
                                        ------                 -------                  ------
     At 31st January 1999                1,666                  15,951                  17,617
                                        ------                 -------                  ------
                                        ------                 -------                  ------

     NET BOOK VALUE
     At 31st January 1999                4,880                  24,176                  29,056
                                        ------                 -------                  ------
                                        ------                 -------                  ------
     At 31st January 1998                4,561                  21,442                  26,003
                                        ------                 -------                  ------
                                        ------                 -------                  ------

8.   STOCKS

                                        1999                                             1998
                                          L                                                L
     Raw materials                      25,810                                          22,764
     Work in progress                   21,799                                               -
                                       -------                                          ------
                                        47,609                                          22,764
                                       -------                                          ------
                                       -------                                          ------

9.   DEBTORS


                                        1999                                            1998
                                          L                                               L
     Trade debtors                     232,547                                         101,234
     Amounts owed by group              69,928                  --                      38,509
     undertakings
     Other debtors                       2,698                                               -
     Directors current accounts         10,792                                           5,368
     ACT recoverable against future          -                                           8,749
     taxation
     Prepayments and accrued income      5,999                                           5,234
                                       -------                                         -------
                                       321,964                                         159,094
                                       -------                                         -------
                                       -------                                         -------

     ACT recoverable is in debit to the extent of Lnil (1998 - L8,749). This will not be recoverable until a mainstream liablility arises in the future.

NETWORK SOLUTIONS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31st JANUARY 1999


10.  CREDITORS: Amounts falling due within one year


                                            1999                                     1998
                                      L               L                       L                   L
     Bank loans and overdrafts                      10,000                                      10,000
     Trade creditors                               308,930                                     138,705
     Other creditors including:
     Advance Corporation Tax        25,002                                  13,404
     Corporation tax                 3,097                                   5,198
     PAYE and social security       25,915                                  10,285
     VAT                               433                                  20,151
     Other Creditors               237,098                                  42,097
                                   -------                                  ------
                                                   291,545                                      91,135
     Accruals and deferred income                   32,641                                      18,762
                                                   -------                                     -------
                                                   643,116                                     258,602
                                                   -------                                     -------
                                                   -------                                     -------

     The following liabilities disclosed under creditors falling due within one year are secured by the company:



                                                     1999                                         1998
                                                       L                                            L
     Bank loans and overdrafts                      10,000                                       10,000
                                                   -------                                      -------
                                                   -------                                      -------

11.   CREDITORS: Amounts falling due after more than one year

                                                    1999                                         1998
                                                      L                                            L
     Bank loans and overdrafts                      1,667                                       11,667
                                                  -------                                      -------
                                                  -------                                      -------

     The following liabilities disclosed under creditors falling due after more than one year are secured by the company:


                                                    1999                                         1998
                                                      L                                            L
     Bank loans and overdrafts                      1,667                                       11,667
                                                  -------                                      -------
                                                  -------                                      -------

NETWORK SOLUTIONS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31st JANUARY 1999

12.  COMMITMENTS UNDER OPERATING LEASES

     At 31st January 1999 the company had aggregate annual commitments under non-cancellable operating leases as set out below.

                                               1999                 1998
                                                L                    L
     Operating leases which expire:
     Within 1 year                            15,530                    -
     Within 2 to 5 years                      15,983               27,091
                                             -------              -------
                                              31,513               27,091
                                             -------              -------
                                             -------              -------

13.  CONTINGENCIES

     The company paid interim dividends of L35,600 (1998 - L42,000) to the holders of the Ordinary "A" shares in excess of distributable reserves. In the event of a winding up these dividends would be repayable to the company.

14.  TRANSACTIONS WITH THE DIRECTORS

     Two directors had overdrawn loan accounts at the balance sheet date. The closing balances (and maximum amount outstanding during the year) were as follows: Mr. W. Bridgen L7,326 (L7,326); Mr. S. Sutton L3,383 (L3,383).
     These amounts are shown under "Debtors".

NETWORK SOLUTIONS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31st JANUARY 1999

15.  RELATED PARTY TRANSACTIONS

     The company was under the control of the directors (Mr. A. P.
     Cowler, Mr. W. Bridgen, Mr. S. Sutton and Mr. J. C. Beckett) and Network Solutions Group Limited throughout the year. The four directors are also the sole directors of Network Solutions Group Limited as well as Network Solutions (Northern) Limited.

     During the year the company sold goods and services to Network Solutions (Northern) Limited amounting to L130,161 (1998 - L1,890). During the year the company also purchased goods and services from Network Solutions (Northern) Limited amounting to L640 (1998 - L291). At the balance sheet date L69,364 (1998 - L38,509) was owed to the company by Network Solutions (Northern) Limited. The company was also owed L563 (1998 - L8) by Network Solutions Group Limited at the balance sheet date.

     Mr. A. P. Cowler is a director of and has a controlling interest in The Surrey Design Partnership Limited. During the year the company purchased goods and services from The Surrey Design Partnership Limited amounting to L1,840 (1998 - L7,299). During the year the company also made sales to The Surrey Design Partnership Limited of LNil (1998 - L2,631). There were no trading balances outstanding between the companies at the balance sheet date.

     The company also operates a loan account with The Surrey Design Partnership Limited. At the balance sheet date L237,098 is owing to The Surrey Design Partnership Limited. This amount is shown within "Creditors: amounts falling due within one year".

     Mr. J. C. Beckett is a director of and has a controlling interest in Total Data Communications Limited. During the year the company purchased goods and services from Total Data Communications Limited amounting to L71,891 (1998 - L85,778). At the balance sheet date L26,080 was owing to Total Data Communications Limited.

     Mr. A. P. Cowler and Mr. I. C. Cocks are directors of Bastin Stone Enterprises Limited and have a controlling interest in the company.
     During the year the company purchased goods and services from Bastin
     Stone Enterprises Limited amounting to L8,009 (1998 - L50). At the balance sheet date L8,664 was owing to Bastin Stone Enterprises Limited.

     Mr. I. C. Cocks has a controlling interest in Taylor Cocks (formerly Cocks & Co.). During the year the company acquired services from Taylor Cocks amounting to L27,911 (1998 - L26,084). During the year the company also sold goods to Taylor Cocks amounting to L1,682 (1998 - L300). At the balance sheet date L22,419 was owing to Taylor Cocks.

16.  SHARE CAPITAL

     AUTHORISED SHARE CAPITAL:

                                               1999                 1998
                                                L                    L
     10,000 Ordinary shares of L1 each        10,000               10,000
     100 Ordinary 'A' shares of L1 each          100                  100
                                              ------               ------
                                              10,100               10,100
                                              ------               ------
                                              ------               ------

NETWORK SOLUTIONS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31st JANUARY 1999

16.  SHARE CAPITAL (CONTINUED)

     ALLOTTED, CALLED UP AND FULLY PAID:

                                          1999               1998
                                      No.        L       No.        L
     Ordinary shares                 100        100     100        100
     Ordinary 'A' shares              20         20      20         20
                                   -----      -----   -----      -----
                                     120        120     120        120
                                   -----      -----   -----      -----
                                   -----      -----   -----      -----

     The Ordinary 'A' Shares do not receive voting rights and do not have a right to participate in a surplus in a winding up of the company as calculated by reference to the company's assets or profits.

17.  PROFIT AND LOSS ACCOUNT

                                                                   Period from
                                                YEAR TO            1 Jan 97 to
                                              31 JAN 99              31 Jan 98
                                                  L                     L
     Balance brought forward                   (39,450)                 2,709
     Retained loss for the financial year     (173,415)               (42,159)
                                              ---------               --------
     Balance carried forward                  (212,865)               (39,450)
                                              ---------               --------
                                              ---------               --------

18.  ULTIMATE PARENT COMPANY

     The ultimate parent company is Network Solutions Group Limited - a company incorporated within the UK.

NETWORK SOLUTIONS LIMITED

MANAGEMENT INFORMATION

YEAR ENDED 31st JANUARY 1999






   THE FOLLOWING PAGES DO NOT FORM PART OF THE STATUTORY FINANCIAL STATEMENTS
           WHICH ARE THE SUBJECT OF THE AUDITORS' REPORT ON PAGE 4.

NETWORK SOLUTIONS LIMITED

DETAILED PROFIT AND LOSS ACCOUNT

YEAR ENDED 31st JANUARY 1999

                                                                         Period from
                                                Year to                  1 Jan 97 to
                                               31 Jan 99                  31 Jan 98
                                           L            L            L               L
TURNOVER                                              1,031,326                     884,623

COST OF SALES
Opening stock and WIP                      22,764                       1,348
Purchases                                 545,146                     445,574
Direct wages (inc. sales commissions)     266,079                     219,174
Subcontract                                41,300                      42,100
Research and development                   35,507                           -
                                         --------                    --------
                                          910,796                     708,196
Closing stock and WIP                     (47,609)                    (22,764)
                                         --------                    --------
                                                        863,187                    685,432
                                                      ---------                   --------
GROSS PROFIT                                            168,139                    199,191

OVERHEADS
Distribution costs                         63,526                      38,640
Administrative expenses                   213,724                     156,187
                                         --------                    --------
                                                       (277,250)                  (194,827)
                                                      ---------                   --------
OPERATING (LOSS)/PROFIT                                (109,111)                     4,364

Bank interest receivable                                     17                          -
                                                      ---------                   --------
                                                       (109,094)                     4,364

Interest payable and similar charges                     (7,951)                    (2,764)
                                                      ---------                   --------
(LOSS)/PROFIT ON ORDINARY ACTIVITIES                   (117,045)                     1,600
                                                      ---------                   --------
                                                      ---------                   --------

NETWORK SOLUTIONS LIMITED

NOTES TO THE DETAILED PROFIT AND LOSS ACCOUNT

YEAR ENDED 31st JANUARY 1999

                                                                          Period from
                                                  Year to                 1 Jan 97 to
                                                 31 Jan 99                 31 Jan 98
                                             L           L            L               L
DISTRIBUTION COSTS
Freight and carriage                                      5,627                        1,383
Vehicle hire                                             33,007                       35,304
Exhibition costs and advertising                         24,892                        1,953
                                                        -------                      -------
                                                         63,526                       38,640
                                                        -------                      -------
                                                        -------                      -------
ADMINISTRATIVE EXPENSES
PERSONNEL COSTS:
Directors salaries                          23,807                      28,688
Directors NIC                                1,680                       4,208
                                            ------                      ------
                                                         25,487                       32,896
ESTABLISHMENT EXPENSES:
Rent                                        10,421                      10,009
Rates and water                              3,913                       3,865
Light and heat                               1,475                       1,315
Insurance                                   13,302                       7,543
Repairs and maintenance                      1,423                       1,422
                                            ------                      ------
                                                         30,534                       24,154
GENERAL EXPENSES:
Motor expenses                              25,224                      22,280
Travel and subsistence                      14,291                       6,888
Telephone                                   30,186                      19,746
Internet and computer services               3,063                           -
Printing, stationery and postage             7,402                       2,893
Sundry expenses                              2,191                       2,940
Laundry and cleaning                         1,804                         997
Entertaining                                 3,822                       4,083
Legal and professional fees                  6,862                       2,957
Accountancy fees                            36,716                      28,473
Auditors remuneration                        1,500                       1,050
Depreciation                                12,769                       4,589
(Profit)/Loss on disposal of fixed assets     (753)                        298
                                            ------                      ------
                                                        145,077                       97,194
FINANCIAL COSTS:
Bad debts written off                       10,336                           -
Bank charges                                 2,290                       1,943
                                            ------                      ------
                                                         12,626                        1,943
                                                        -------                      -------
                                                        213,724                      156,187
                                                        -------                      -------
                                                        -------                      -------

NETWORK SOLUTIONS LIMITED

NOTES TO THE DETAILED PROFIT AND LOSS ACCOUNT

YEAR ENDED 31st JANUARY 1999

                                                              Period from
                                            Year to           1 Jan 97 to
                                           31 Jan 99           31 Jan 98
                                              L                    L
INTEREST PAYABLE AND SIMILAR CHARGES
Bank interest payable                          540                 157
Interest on other loans                      2,872               2,495
Interest on overdue tax                      4,593                 112
                                            ------              ------
                                             7,951               2,764
                                            ------              ------
                                            ------              ------